EXHIBIT 10.1

EXECUTION COPY

FIRST AMENDMENT
FIRST AMENDMENT, dated as of March 12, 2013 (this “Amendment”), to the CREDIT AND GUARANTY AGREEMENT, dated as of March 28, 2012 (as further amended, restated, supplemented or otherwise modified from time to time heretofore, the “Existing Credit Agreement” and as amended by this Amendment, the “Amended Credit Agreement”) by and among COVANTA ENERGY CORPORATION, a Delaware corporation (the “Company”), COVANTA HOLDING CORPORATION, a Delaware corporation (“Holding”), certain Subsidiaries of Company, as guarantors, the Lenders party thereto from time to time, BANK OF AMERICA, N.A., as Administrative Agent, Collateral Agent and Issuing Bank (the “Administrative Agent”), MORGAN STANLEY SENIOR FUNDING, INC., as Syndication Agent and BARCLAYS BANK PLC, CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK and JPMORGAN CHASE BANK, N.A., as Co-Documentation Agents.
W I T N E S S E T H :
WHEREAS, the Company and Holding have requested that the Existing Credit Agreement be amended in the manner provided for herein; and
WHEREAS, (a) existing Term Lenders which consent to this Amendment (the “Consenting Term Lenders”) shall have the pricing of their Term Loans adjusted on the 2013 Repricing Date in accordance with this Amendment; (b) existing Term Lenders which do not consent to this Amendment (the “Non-Consenting Term Lenders”) shall have their Term Loans assigned to certain Persons (the “New Lenders”) on the 2013 Repricing Date in accordance with Section 2.23 of the Amended Credit Agreement and such New Lenders shall become Lenders under the Amended Credit Agreement and hold a portion of the Term Loans and (c) the consent of the Requisite Lenders is required pursuant to Section 2.23 of the Existing Credit Agreement to effectuate the assignment contemplated by the preceding clause (b);
NOW, THEREFORE, the parties hereto hereby agree as follows:
SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Amended Credit Agreement and used herein shall have the meanings given to them in the Amended Credit Agreement.
SECTION 2. Amendments.
(a)Section 1.1 of the Existing Credit Agreement is hereby amended by adding the following definition in proper alphabetical order:
“2013 Repricing Date” as defined in the Amendment Agreement No. 1.
“Amendment Agreement No. 1” means that certain Amendment to this Agreement, dated as of March 12, 2013, by and among Holdings, the Company, each Guarantor Subsidiary, the Administrative Agent and the other parties thereto.

(b)Section 1.1 of the Existing Credit Agreement is hereby amended by deleting clause (ii) of the definition of “Applicable Margin” contained therein in its entirety and replacing it with the following:

(ii) with respect to the Term Loans 2.75% per annum for Eurodollar Rate Loans and 1.75% per annum for Base Rate Loans.

(c)Section 1.1 of the Existing Credit Agreement is hereby amended by deleting the proviso at the end of the definition of “Eurodollar Rate” and replacing it with the following:

provided that solely in the case of the Term Loans, the Eurodollar Rate shall be no less than 0.75% per annum at any time.

(d)Section 1.1 of the Existing Credit Agreement is hereby amended by deleting the word “(i)” and clause (ii) of the definition of “Pricing Grid” and deleting the last paragraph therein and replacing it with the following:
At any time Company has not submitted to Administrative Agent the applicable information as and when required under Section 5.1(c)(i), the Applicable Margin for the Revolving Loans or Swing Line Loans, as applicable, shall be determined as if the Leverage Ratio were in excess of 3.25:1:00 until such time as each failure is cured. Within one (1) Business Day of receipt of the applicable information under Section 5.1(c)(i), Administrative Agent shall give each Lender electronic, telefacsimile or telephonic notice (confirmed in writing) of the Applicable Margin in effect from such date.
(e)Section 2.11(f) of the Existing Credit Agreement is hereby amended by deleting the proviso at the end of the second sentence and replace it with the following:
provided that Company shall be subject to the requirements of this Section 2.11(f) only until (but including) the date that is six months following the 2013 Repricing Date.

SECTION 3. Conditions to Effectiveness. This Amendment (other than the amendments to be effectuated pursuant to Section 2 of this Amendment) shall become effective on the date that each of the following conditions shall have been satisfied (or waived by the Requisite Lenders):

(a)the Administrative Agent shall have received this Amendment, executed and delivered by a duly authorized officer of (i) Holding, the Company and each of its Guarantor Subsidiaries, as applicable and (ii) the Requisite Lenders and all Consenting Term Lenders and acknowledged by the Administrative Agent; and

(b)the Administrative Agent shall have received the Acknowledgement and Confirmation, substantially in the form of Exhibit A hereto, executed and delivered by an authorized officer of Holding, the Company and each of its Guarantor Subsidiaries, as applicable.

SECTION 4. Conditions to Effectiveness of Section 2. Section 2 of this Amendment shall become effective on the date (the “2013 Repricing Date”) occurring on or after March 29, 2013 that each of the following conditions shall have been satisfied (or waived by the Requisite Lenders):

(a)each New Lender has become a party to the Credit Agreement and this Amendment;

(b)the Administrative Agent shall have received from the Company payment of all fees and expenses required to be paid to the Administrative Agent on or before the 2013 Repricing Date; and

(c)immediately before and after giving effect to Section 2 of this Amendment, each of the representations and warranties made by the Credit Parties and set forth in each Credit Document shall be true and correct in all material respects with the same effect as if made on the 2013 Repricing Date (unless stated to relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date), in each case other than representations and warranties which are subject to a materiality qualifier, in which case such representations and warranties shall be (or shall have been) true and correct; and

(d)no Default or Event of Default shall have occurred and be continuing, or would result from the effectiveness of this Amendment on the 2013 Repricing Date.

SECTION 5. New Lenders. Each New Lender, the Administrative Agent and each Credit Party acknowledges and agrees that on the 2013 Repricing Date, upon the execution and delivery of an Assignment Agreement by each New Lender, it (i) shall become a “Lender” under, and for all purposes of, the Amended Credit Agreement and the other Credit Documents with a Term Loan in an amount as set forth on its signature page to this Amendment, (ii) shall be subject to and bound by the terms thereof and (iii) shall perform all the obligations of and shall have all rights of a Lender thereunder. Each Non-Consenting Term Lender which does not execute such Assignment Agreement shall be deemed to have executed and delivered to such Assignment Agreement in accordance with Section 2.23 of the Amended Credit Agreement.

SECTION 6. No Other Amendment or Waivers; Confirmation. Except as expressly provided hereby, all of the terms and provisions of the Existing Credit Agreement and the other Credit Documents are and shall remain in full force and effect. The amendments contained herein shall not be construed as an amendment of any other provision of the Existing Credit Agreement or the other Credit Documents or for any purpose except as expressly set forth herein or a consent to any further or future action on the part of any Credit Party that would require the waiver or consent of the Administrative Agent or the Lenders. This Amendment shall constitute a Credit Document for purposes of the Amended Credit Agreement and from and after the 2013 Repricing Date, all references to the Credit Agreement in any Credit Document and all references to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement in the Amended Credit Agreement shall, unless expressly provided otherwise, refer to the Amended Credit Agreement.

SECTION 7. APPLICABLE LAW; WAIVER OF JURY TRIAL. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 10.17 OF THE EXISTING CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

SECTOIN 8. Miscellaneous. (a) This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement.

(b) The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including permitted assignees of its Loans in whole or in part prior to effectiveness hereof).

SECTION 9. Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

[Signature Pages Follow]

Covanta - First Amendment

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

COVANTA ENERGY CORPORATION, A DELAWARE CORPORATION, AND EACH OF ITS SUBSIDIARIES LISTED ON ANNEX A HERETO
By:_/s/ Bradford J. Helgeson__________
Name: Bradford J. Helgeson
Title: Vice President & Treasurer

COVANTA HOLDING CORPORATION, A DELAWARE CORPORATION

By:_/s/ Bradford J. Helgeson__________
Name: Bradford J. Helgeson
Title: Vice President & Treasurer

Covanta - First Amendment

BANK OF AMERICA, N.A., as Administrative Agent, Collateral Agent, Swing Line Lender and Issuing Bank
By:_/s/ Maria F. Maia_________________
Name: Maria F. Maia
Title: Managing Director

Covanta - First Amendment

All other executed lender consents are on file

with Simpson Thacher & Bartlett LLP.

Covanta - First Amendment

ANNEX A

1.	Capital Compost & Waste Reduction Services, LLC, a New York limited liability company By its Sole Member Covanta Berkshire Operations, Inc.
2.	Covanta 4Recovery I, LLC (f/k/a Covanta 4Recovery LLC), a Delaware limited liability company By its Sole Member Covanta ARC LLC
3.	Covanta 4Recovery II, LLC (f/k/a TransRiver II, LLC), a Delaware limited liability company By its Sole Member Covanta 4Recovery I, LLC
4.
Covanta 4Recovery, L.P. (f/k/a TransRiver Marketing Company, L.P.), a Delaware limited partnership
By its General Partner and Managing Partner Covanta 4Recovery I, LLC
By its Limited Partners Covanta 4Recovery I, LLC and Covanta 4Recovery II, LLC

5.
Covanta 4Recovery Portsmouth LLC (f/k/a TransRiver Portsmouth LLC), a Virginia limited liability company
By its Sole Member Covanta 4Recovery, L.P. by its General Partner Covanta 4Recovery I, LLC and by its Limited Partners Covanta 4Recovery I, LLC and Covanta 4Recovery II, LLC

6.
Covanta 4Recovery Transfer Systems LLC (f/k/a TransRiver Transfer Systems LLC), a Delaware limited liability company
By its Sole Member Covanta 4Recovery, L.P. by its General Partner Covanta 4Recovery I, LLC and by its Limited Partners Covanta 4Recovery I, LLC and Covanta 4Recovery II, LLC

7.
Covanta 4Recovery Waste LLC (f/k/a TransRiver Waste LLC), a Delaware limited liability company
By its Sole Member Covanta 4Recovery, L.P. by its General Partner Covanta 4Recovery I, LLC and by its Limited Partners Covanta 4Recovery I, LLC and Covanta 4Recovery II, LLC

8.	Covanta Abington Transfer Solutions LLC, a Delaware limited liability company By its Sole Member Covanta ES, Inc.
9.	Covanta Alexandria/Arlington, Inc., a Virginia corporation
10.
Covanta ARC Company, a Delaware general partnership
By its General Partners Covanta Ref-Fuel Management LLC and Covanta Ref-Fuel Management II, LLC
By its Managing Partner Covanta Ref-Fuel Management LLC

11.	Covanta ARC Holdings, LLC, a Delaware limited liability company By its Sole Member Covanta Energy Corporation
12.	Covanta ARC LLC, a Delaware limited liability company By its Sole Member Covanta Ref-Fuel Holdings LLC
13.	Covanta B-3, LLC, a New York limited liability company By its Sole Member and Manager Covanta Berkshire Operations, Inc.
14.	Covanta Berkshire Holdings, Inc., a New York corporation
15.	Covanta Berkshire Operations, Inc., a New York corporation
16.	Covanta Capital District II LLC, a Delaware limited liability company By its Sole Member Covanta Capital District LLC
17.	Covanta Capital District LLC, a Delaware limited liability company By its Sole Member Covanta ARC LLC
18.
Covanta Capital District, L.P., a Delaware limited partnership
By its General Partner and Managing Partner Covanta Capital District LLC
By its Limited Partners Covanta Capital District LLC and Covanta Capital District II LLC

19.	Covanta Company of SEMASS, L.P., a Delaware Limited Partnership By its Managing Partner Covanta Operations of SEMASS LLC
20.	Covanta Dade Metals Recovery LLC, a Florida limited liability company By its Sole Member Covanta Pasco, Inc.
21.	Covanta Development Company LLC, a Delaware limited liability company By its Sole Member Covanta ARC Company

22.	Covanta Energy Americas, Inc., a Delaware corporation
23.	Covanta Energy Asia, Inc., a Delaware corporation
24.	Covanta Energy Europe, Inc., a Delaware corporation
25.	Covanta Energy Group, Inc., a Delaware corporation
26.	Covanta Energy Marketing LLC, a Delaware limited liability company By its Sole Member Covanta Energy Corporation
27.	Covanta Energy Resource Corp., a Delaware corporation
28.	Covanta Energy Services, Inc., a Delaware corporation
29.	Covanta Engineering Services, Inc., a New Jersey corporation
30.	Covanta ES, Inc., a Delaware corporation
31.	Covanta Fairfax, Inc., a Virginia corporation
32.	Covanta Harrisburg, Inc., a Delaware corporation
33.	Covanta Haverhill, Inc., a Massachusetts corporation
34.	Covanta Haverhill Associates, a Massachusetts general partnership By its General Partner and Managing Venturer Covanta Haverhill, Inc.
35.	Covanta Haverhill Properties, Inc., a Massachusetts corporation
36.	Covanta Hawaii Energy LLC, a Hawaii limited liability company By its Sole Member Covanta Projects of Hawaii, Inc.
37.	Covanta Hempstead Company, a New York general partnership By its General Partners Covanta Hempstead LLC and Covanta Hempstead II, LLC By its Managing Partner Covanta Hempstead LLC
38.	Covanta Hempstead II, LLC, a Delaware limited liability company By its Sole Member Covanta Hempstead LLC
39.	Covanta Hempstead LLC, a Delaware limited liability company By its Sole Member Covanta ARC LLC
40.	Covanta Hennepin Energy Resource Co., Limited Partnership, a Delaware limited partnership By its General Partner Covanta Energy Resource Corp.
41.	Covanta Hillsborough, Inc., a Florida corporation
42.	Covanta Honolulu Resource Recovery Venture, a Hawaii General Partnership By its General Partners and Executive Committee Covanta Oahu Waste Energy Recovery, Inc. and Covanta Projects of Hawaii Inc.
43.	Covanta Hudson Valley Renewable Energy LLC, a Delaware limited liability company By its Sole Member Covanta ES, Inc.
44.	Covanta Huntsville, Inc., an Alabama corporation
45.	Covanta Indianapolis, Inc., an Indiana corporation
46.	Covanta Kent, Inc., a Michigan corporation
47.	Covanta Lancaster, Inc., a Pennsylvania corporation
48.	Covanta Lee, Inc., a Florida corporation
49.	Covanta Long Beach Renewable Energy Corp., a Delaware corporation
50.	Covanta Long Island, Inc., a Delaware corporation
51.	Covanta MacArthur Renewable Energy, Inc., a New York corporation
52.	Covanta Marion Land Corp., an Oregon corporation
53.	Covanta Marion, Inc., an Oregon corporation
54.	Covanta Mid-Conn, Inc., a Connecticut corporation
55.	Covanta Montgomery, Inc., Maryland corporation
56.	Covanta Niagara LLC, a Delaware limited liability company By its Sole Member Covanta ARC LLC
57.	Covanta Niagara II, LLC, a Delaware limited liability company By its Sole Member Covanta Niagara LLC
58.	Covanta Niagara, L.P., a Delaware limited partnership By its Managing Partner Covanta Niagara LLC

59.	Covanta Oahu Waste Energy Recovery, Inc., a California corporation
60.	Covanta Omega Lease, Inc., a Delaware corporation
61.	Covanta Onondaga Operations, Inc., a Delaware corporation
62.	Covanta Operations of SEMASS LLC, a Delaware limited liability company By its Sole Member Covanta ARC LLC
63.	Covanta Operations of SEMASS II, LLC, a Delaware limited liability company By its Sole Member Covanta Operations of SEMASS LLC
64.	Covanta Operations of Union LLC, a New Jersey limited liability company By its Sole Members and Managers Covanta Projects, Inc. and Covanta Waste to Energy, LLC
65.	Covanta OPW Associates, Inc., a Connecticut corporation
66.	Covanta OPWH, Inc., a Delaware corporation
67.	Covanta Palm Beach Renewable Energy LLC, a Delaware limited liability company By its Sole Member Covanta Energy Corporation
68.	Covanta Pasco, Inc., a Florida corporation
69.	Covanta Pinellas, Inc., a Florida corporation
70.	Covanta Pittsfield, LLC, a New York limited liability company By its Sole Member and Manager Covanta Berkshire Operations, Inc.
71.	Covanta Plymouth Energy Corp., a Delaware corporation
72.	Covanta Plymouth GP Corp., a Delaware corporation
73.	Covanta Plymouth Investments Corp., a Delaware corporation
74.	Covanta Plymouth, Inc., a Delaware corporation
75.	Covanta Power Development of Mauritius, Inc., a Delaware corporation
76.	Covanta Power Development, Inc., a Delaware corporation
77.	Covanta Power International Holdings, Inc., a Delaware corporation
78.	Covanta Power LLC, a Delaware limited liability company By its Sole Member Covanta Energy Corporation
79.	Covanta Projects of Hawaii, Inc., a Hawaii corporation
80.	Covanta Projects of Wallingford, L.P., a Delaware limited partnership By its General Partner Covanta OPW Associates, Inc. By its Limited Partner Covanta Wallingford Associates, Inc.
81.	Covanta Projects, Inc., a Delaware corporation
82.	Covanta Ref-Fuel Finance LLC (f/k/a Ref-Fuel Corp.), a Delaware limited liability company By its Sole Member Covanta ARC Holdings, LLC
83.	Covanta Ref-Fuel Holdings LLC, a Delaware limited liability company By its Sole Members MSW Energy Hudson LLC and MSW Energy Erie LLC
84.	Covanta Ref-Fuel II LLC, a Delaware limited liability company By its Sole Member MSW Energy Holdings II LLC
85.	Covanta Ref-Fuel LLC (f/k/a Ref-Fuel LLC), a Delaware limited liability company By its Sole Member Covanta Ref-Fuel Finance, LLC
86.	Covanta Ref-Fuel Management II, LLC, a Delaware limited liability company By its Sole Member Covanta Ref-Fuel Management LLC
87.	Covanta Ref-Fuel Management LLC, a Delaware limited liability company By its Sole Member Covanta ARC LLC
88.	Covanta Renewable Energy Detroit, LLC, a Delaware limited liability company By its Sole Member Covanta RRS Holdings, Inc.
89.	Covanta Renewable Fuels LLC, a Delaware limited liability company By its Sole Member Covanta Energy Corporation
90.	Covanta Research & Technology, LLC, a Delaware limited liability company By its Sole Member Covanta Energy Corporation
91.	Covanta RRS Holdings, Inc., a Delaware corporation

92.	Covanta SBR Associates, a Massachusetts general partnership By its Managing Partner Covanta Omega Lease, Inc.
93.	Covanta SECONN LLC, a Delaware limited liability company By its Sole Member Covanta ARC LLC
94.	Covanta SEMASS LLC, a Delaware limited liability company By its Sole Member Covanta ARC LLC
95.	Covanta SEMASS II, LLC, a Delaware limited liability company By its Sole Member Covanta SEMASS LLC
96.	Covanta SEMASS, L.P., a Delaware limited partnership By its Managing Partner Covanta Operations of SEMASS LLC
97.	Covanta Southeastern Florida Renewable Energy LLC, a Delaware limited liability company By its Sole Member Covanta Pasco, Inc.
98.	Covanta Stanislaus, Inc., a California corporation
99.
Covanta Sustainable Solutions, LLC (f/k/a Covanta Secure Services, LLC), a Delaware limited liability company
By its Sole Member Covanta 4Recovery, L.P. by its General Partner Covanta 4Recovery I, LLC and by its Limited Partners Covanta 4Recovery I, LLC and Covanta 4Recovery II, LLC

100.	Covanta Systems, LLC, a Delaware limited liability company By its Sole Member Covanta Waste to Energy, LLC
101.	Covanta Wallingford Associates, Inc., a Connecticut corporation
102.	Covanta Warren Energy Resources Co., Limited Partnership, a Delaware limited partnership By its General Partner Covanta Warren Holdings I, Inc.
103.	Covanta Warren Holdings I, Inc., a Virginia corporation
104.	Covanta Warren Holdings II, Inc., a California corporation
105.	Covanta Waste to Energy of Italy, Inc., a Delaware corporation
106.	Covanta Waste to Energy, LLC, a Delaware limited liability company By its Sole Member Covanta Projects, Inc.
107.	Covanta WBH, LLC, a Delaware limited liability company By its Sole Member Covanta Lancaster, Inc.
108.	Covanta York Renewable Energy LLC, a Delaware limited liability company By its Sole Member and Manager Covanta ES, Inc.
109.	DSS Environmental, Inc., a New York corporation
110.	ECOvanta, LLC, a Delaware limited liability company By its Sole Member Covanta 4Recovery I, LLC
111.	Haverhill Power, LLC, a Delaware limited liability company By its Sole Member Covanta Haverhill, Inc.
112.	LMI, Inc., a Massachusetts corporation
113.	M O'Connor LLC, a Delaware limited liability company By its Sole Member Covanta ES, Inc.
114.	Mount Kisco Transfer Station, Inc., a New York corporation
115.	MSW Energy Erie, LLC, a Delaware limited liability company By its Sole Member and Manager MWS Energy Holdings LLC
116.	MSW Energy Finance Co. II, Inc., a Delaware corporation
117.	MSW Energy Finance Co., Inc., a Delaware corporation
118.	MSW Energy Holdings II LLC, a Delaware limited liability company By its Sole Member and Manager Covanta ARC Holdings, Inc.
119.	MSW Energy Holdings LLC, a Delaware limited liability company By its Sole Member and Managing Member Covanta ARC Holdings, Inc.
120.	MSW Energy Hudson LLC, a Delaware limited liability company By its Sole Member MSW Energy Holdings LLC
121.	MSW I Sub, LLC, a Delaware limited liability company By its Sole Member Covanta ARC Holdings, LLC

122.	OPI Quezon, LLC, a Delaware limited liability company By its Sole Member Covanta Power International Holdings, Inc.
123.	Peabody Monofill Associates, Inc., a Massachusetts corporation
124.
Recycling Industries Transfer Station, LLC, a New York limited liability company
By its Sole Member and Manager Covanta 4Recovery, L.P. by its General Partner Covanta 4Recovery I, LLC and by its Limited Partners Covanta 4Recovery I, LLC and Covanta 4Recovery II, LLC

125.	SEMASS Partnership, a Massachusetts limited partnership By its Managing General Partner Covanta Company of SEMASS, L.P. By its Managing Partner Covanta SEMASS LLC
126.
TransRiver Philadelphia LLC, a Delaware limited liability company
By its Sole Member and Manager Covanta 4Recovery, L.P. by its General Partner Covanta 4Recovery I, LLC and by its Limited Partners Covanta 4Recovery I, LLC and Covanta 4Recovery II, LLC

EXHIBIT A
FORM OF ACKNOWLEDGMENT AND CONFIRMATION
1.    Reference is made to (i) the First Amendment, dated as of March [_], 2013 (the “First Amendment”) and (ii) the CREDIT AND GUARANTY AGREEMENT, dated as of March 28, 2012 (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Existing Credit Agreement”) by and among COVANTA ENERGY CORPORATION, a Delaware corporation (the “Company”), COVANTA HOLDING CORPORATION, A Delaware corporation (“Holding”), certain subsidiaries of Company, as guarantors, the Lenders party thereto from time to time, each lender from time to time party thereto (the “Lenders”), BANK OF AMERICA, N.A., as Administrative Agent, Collateral Agent and Issuing Bank (the “Administrative Agent”), MORGAN STANLEY SENIOR FUNDING, INC., as Syndication Agent and BARCLAYS BANK PLC, CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK and JPMORGAN CHASE BANK, N.A., as Co-Documentation Agents.
2.    The Existing Credit Agreement is being amended pursuant to the First Amendment. Each of the parties hereto hereby agrees, with respect to each Credit Document to which it is a party:
(a)    all of its obligations, liabilities and indebtedness under such Credit Document shall remain in full force and effect on a continuous basis after giving effect to the First Amendment; and
(b)    all of the Liens and security interests created and arising under such Credit Documents remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, after giving effect to the First Amendment, as collateral security for its obligations, liabilities and indebtedness under the Existing Credit Agreement and under its guarantees in the Credit Documents.
3.    THIS ACKNOWLEDGMENT AND CONFIRMATION SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
4.    This Acknowledgment and Confirmation may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single document. Delivery of an executed counterpart of a signature page of this Acknowledgment and Confirmation by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Acknowledgment and Confirmation.

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IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgement and Confirmation to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

COVANTA ENERGY CORPORATION, A DELAWARE CORPORATION, AND EACH OF ITS SUBSIDIARIES LISTED ON ANNEX A HERETO
By:______________________________
Name:
Title:

COVANTA HOLDING CORPORATION, A DELAWARE CORPORATION

By:______________________________
Name:
Title:

Signature Page - Acknowledgement and Confirmation

ANNEX A

1.	Capital Compost & Waste Reduction Services, LLC, a New York limited liability company By its Sole Member Covanta Berkshire Operations, Inc.
2.	Covanta 4Recovery I, LLC (f/k/a Covanta 4Recovery LLC), a Delaware limited liability company By its Sole Member Covanta ARC LLC
3.	Covanta 4Recovery II, LLC (f/k/a TransRiver II, LLC), a Delaware limited liability company By its Sole Member Covanta 4Recovery I, LLC
4.
Covanta 4Recovery, L.P. (f/k/a TransRiver Marketing Company, L.P.), a Delaware limited partnership
By its General Partner and Managing Partner Covanta 4Recovery I, LLC
By its Limited Partners Covanta 4Recovery I, LLC and Covanta 4Recovery II, LLC

5.
Covanta 4Recovery Portsmouth LLC (f/k/a TransRiver Portsmouth LLC), a Virginia limited liability company
By its Sole Member Covanta 4Recovery, L.P. by its General Partner Covanta 4Recovery I, LLC and by its Limited Partners Covanta 4Recovery I, LLC and Covanta 4Recovery II, LLC

6.
Covanta 4Recovery Transfer Systems LLC (f/k/a TransRiver Transfer Systems LLC), a Delaware limited liability company
By its Sole Member Covanta 4Recovery, L.P. by its General Partner Covanta 4Recovery I, LLC and by its Limited Partners Covanta 4Recovery I, LLC and Covanta 4Recovery II, LLC

7.
Covanta 4Recovery Waste LLC (f/k/a TransRiver Waste LLC), a Delaware limited liability company
By its Sole Member Covanta 4Recovery, L.P. by its General Partner Covanta 4Recovery I, LLC and by its Limited Partners Covanta 4Recovery I, LLC and Covanta 4Recovery II, LLC

8.	Covanta Abington Transfer Solutions LLC, a Delaware limited liability company By its Sole Member Covanta ES, Inc.
9.	Covanta Alexandria/Arlington, Inc., a Virginia corporation
10.
Covanta ARC Company, a Delaware general partnership
By its General Partners Covanta Ref-Fuel Management LLC and Covanta Ref-Fuel Management II, LLC
By its Managing Partner Covanta Ref-Fuel Management LLC

11.	Covanta ARC Holdings, LLC, a Delaware limited liability company By its Sole Member Covanta Energy Corporation
12.	Covanta ARC LLC, a Delaware limited liability company By its Sole Member Covanta Ref-Fuel Holdings LLC
13.	Covanta B-3, LLC, a New York limited liability company By its Sole Member and Manager Covanta Berkshire Operations, Inc.
14.	Covanta Berkshire Holdings, Inc., a New York corporation
15.	Covanta Berkshire Operations, Inc., a New York corporation
16.	Covanta Capital District II LLC, a Delaware limited liability company By its Sole Member Covanta Capital District LLC
17.	Covanta Capital District LLC, a Delaware limited liability company By its Sole Member Covanta ARC LLC
18.
Covanta Capital District, L.P., a Delaware limited partnership
By its General Partner and Managing Partner Covanta Capital District LLC
By its Limited Partners Covanta Capital District LLC and Covanta Capital District II LLC

19.	Covanta Company of SEMASS, L.P., a Delaware Limited Partnership By its Managing Partner Covanta Operations of SEMASS LLC
20.	Covanta Dade Metals Recovery LLC, a Florida limited liability company By its Sole Member Covanta Pasco, Inc.
21.	Covanta Development Company LLC, a Delaware limited liability company By its Sole Member Covanta ARC Company

22.	Covanta Energy Americas, Inc., a Delaware corporation
23.	Covanta Energy Asia, Inc., a Delaware corporation
24.	Covanta Energy Europe, Inc., a Delaware corporation
25.	Covanta Energy Group, Inc., a Delaware corporation
26.	Covanta Energy Marketing LLC, a Delaware limited liability company By its Sole Member Covanta Energy Corporation
27.	Covanta Energy Resource Corp., a Delaware corporation
28.	Covanta Energy Services, Inc., a Delaware corporation
29.	Covanta Engineering Services, Inc., a New Jersey corporation
30.	Covanta ES, Inc., a Delaware corporation
31.	Covanta Fairfax, Inc., a Virginia corporation
32.	Covanta Harrisburg, Inc., a Delaware corporation
33.	Covanta Haverhill, Inc., a Massachusetts corporation
34.	Covanta Haverhill Associates, a Massachusetts general partnership By its General Partner and Managing Venturer Covanta Haverhill, Inc.
35.	Covanta Haverhill Properties, Inc., a Massachusetts corporation
36.	Covanta Hawaii Energy LLC, a Hawaii limited liability company By its Sole Member Covanta Projects of Hawaii, Inc.
37.	Covanta Hempstead Company, a New York general partnership By its General Partners Covanta Hempstead LLC and Covanta Hempstead II, LLC By its Managing Partner Covanta Hempstead LLC
38.	Covanta Hempstead II, LLC, a Delaware limited liability company By its Sole Member Covanta Hempstead LLC
39.	Covanta Hempstead LLC, a Delaware limited liability company By its Sole Member Covanta ARC LLC
40.	Covanta Hennepin Energy Resource Co., Limited Partnership, a Delaware limited partnership By its General Partner Covanta Energy Resource Corp.
41.	Covanta Hillsborough, Inc., a Florida corporation
42.	Covanta Honolulu Resource Recovery Venture, a Hawaii General Partnership By its General Partners and Executive Committee Covanta Oahu Waste Energy Recovery, Inc. and Covanta Projects of Hawaii Inc.
43.	Covanta Hudson Valley Renewable Energy LLC, a Delaware limited liability company By its Sole Member Covanta ES, Inc.
44.	Covanta Huntsville, Inc., an Alabama corporation
45.	Covanta Indianapolis, Inc., an Indiana corporation
46.	Covanta Kent, Inc., a Michigan corporation
47.	Covanta Lancaster, Inc., a Pennsylvania corporation
48.	Covanta Lee, Inc., a Florida corporation
49.	Covanta Long Beach Renewable Energy Corp., a Delaware corporation
50.	Covanta Long Island, Inc., a Delaware corporation
51.	Covanta MacArthur Renewable Energy, Inc., a New York corporation
52.	Covanta Marion Land Corp., an Oregon corporation
53.	Covanta Marion, Inc., an Oregon corporation
54.	Covanta Mid-Conn, Inc., a Connecticut corporation
55.	Covanta Montgomery, Inc., Maryland corporation
56.	Covanta Niagara LLC, a Delaware limited liability company By its Sole Member Covanta ARC LLC

57.	Covanta Niagara II, LLC, a Delaware limited liability company By its Sole Member Covanta Niagara LLC
58.	Covanta Niagara, L.P., a Delaware limited partnership By its Managing Partner Covanta Niagara LLC
59.	Covanta Oahu Waste Energy Recovery, Inc., a California corporation
60.	Covanta Omega Lease, Inc., a Delaware corporation
61.	Covanta Onondaga Operations, Inc., a Delaware corporation
62.	Covanta Operations of SEMASS LLC, a Delaware limited liability company By its Sole Member Covanta ARC LLC
63.	Covanta Operations of SEMASS II, LLC, a Delaware limited liability company By its Sole Member Covanta Operations of SEMASS LLC
64.	Covanta Operations of Union LLC, a New Jersey limited liability company By its Sole Members and Managers Covanta Projects, Inc. and Covanta Waste to Energy, LLC
65.	Covanta OPW Associates, Inc., a Connecticut corporation
66.	Covanta OPWH, Inc., a Delaware corporation
67.	Covanta Palm Beach Renewable Energy LLC, a Delaware limited liability company By its Sole Member Covanta Energy Corporation
68.	Covanta Pasco, Inc., a Florida corporation
69.	Covanta Pinellas, Inc., a Florida corporation
70.	Covanta Pittsfield, LLC, a New York limited liability company By its Sole Member and Manager Covanta Berkshire Operations, Inc.
71.	Covanta Plymouth Energy Corp., a Delaware corporation
72.	Covanta Plymouth GP Corp., a Delaware corporation
73.	Covanta Plymouth Investments Corp., a Delaware corporation
74.	Covanta Plymouth, Inc., a Delaware corporation
75.	Covanta Power Development of Mauritius, Inc., a Delaware corporation
76.	Covanta Power Development, Inc., a Delaware corporation
77.	Covanta Power International Holdings, Inc., a Delaware corporation
78.	Covanta Power LLC, a Delaware limited liability company By its Sole Member Covanta Energy Corporation
79.	Covanta Projects of Hawaii, Inc., a Hawaii corporation
80.	Covanta Projects of Wallingford, L.P., a Delaware limited partnership By its General Partner Covanta OPW Associates, Inc. By its Limited Partner Covanta Wallingford Associates, Inc.
81.	Covanta Projects, Inc., a Delaware corporation
82.	Covanta Ref-Fuel Finance LLC (f/k/a Ref-Fuel Corp.), a Delaware limited liability company By its Sole Member Covanta ARC Holdings, LLC
83.	Covanta Ref-Fuel Holdings LLC, a Delaware limited liability company By its Sole Members MSW Energy Hudson LLC and MSW Energy Erie LLC
84.	Covanta Ref-Fuel II LLC, a Delaware limited liability company By its Sole Member MSW Energy Holdings II LLC
85.	Covanta Ref-Fuel LLC (f/k/a Ref-Fuel LLC), a Delaware limited liability company By its Sole Member Covanta Ref-Fuel Finance, LLC
86.	Covanta Ref-Fuel Management II, LLC, a Delaware limited liability company By its Sole Member Covanta Ref-Fuel Management LLC
87.	Covanta Ref-Fuel Management LLC, a Delaware limited liability company By its Sole Member Covanta ARC LLC

88.	Covanta Renewable Energy Detroit, LLC, a Delaware limited liability company By its Sole Member Covanta RRS Holdings, Inc.
89.	Covanta Renewable Fuels LLC, a Delaware limited liability company By its Sole Member Covanta Energy Corporation
90.	Covanta Research & Technology, LLC, a Delaware limited liability company By its Sole Member Covanta Energy Corporation
91.	Covanta RRS Holdings, Inc., a Delaware corporation
92.	Covanta SBR Associates, a Massachusetts general partnership By its Managing Partner Covanta Omega Lease, Inc.
93.	Covanta SECONN LLC, a Delaware limited liability company By its Sole Member Covanta ARC LLC
94.	Covanta SEMASS LLC, a Delaware limited liability company By its Sole Member Covanta ARC LLC
95.	Covanta SEMASS II, LLC, a Delaware limited liability company By its Sole Member Covanta SEMASS LLC
96.	Covanta SEMASS, L.P., a Delaware limited partnership By its Managing Partner Covanta Operations of SEMASS LLC
97.	Covanta Southeastern Florida Renewable Energy LLC, a Delaware limited liability company By its Sole Member Covanta Pasco, Inc.
98.	Covanta Stanislaus, Inc., a California corporation
99.
Covanta Sustainable Solutions, LLC (f/k/a Covanta Secure Services, LLC), a Delaware limited liability company
By its Sole Member Covanta 4Recovery, L.P. by its General Partner Covanta 4Recovery I, LLC and by its Limited Partners Covanta 4Recovery I, LLC and Covanta 4Recovery II, LLC

100.	Covanta Systems, LLC, a Delaware limited liability company By its Sole Member Covanta Waste to Energy, LLC
101.	Covanta Wallingford Associates, Inc., a Connecticut corporation
102.	Covanta Warren Energy Resources Co., Limited Partnership, a Delaware limited partnership By its General Partner Covanta Warren Holdings I, Inc.
103.	Covanta Warren Holdings I, Inc., a Virginia corporation
104.	Covanta Warren Holdings II, Inc., a California corporation
105.	Covanta Waste to Energy of Italy, Inc., a Delaware corporation
106.	Covanta Waste to Energy, LLC, a Delaware limited liability company By its Sole Member Covanta Projects, Inc.
107.	Covanta WBH, LLC, a Delaware limited liability company By its Sole Member Covanta Lancaster, Inc.
108.	Covanta York Renewable Energy LLC, a Delaware limited liability company By its Sole Member and Manager Covanta ES, Inc.
109.	DSS Environmental, Inc., a New York corporation
110.	ECOvanta, LLC, a Delaware limited liability company By its Sole Member Covanta 4Recovery I, LLC
111.	Haverhill Power, LLC, a Delaware limited liability company By its Sole Member Covanta Haverhill, Inc.
112.	LMI, Inc., a Massachusetts corporation
113.	M O'Connor LLC, a Delaware limited liability company By its Sole Member Covanta ES, Inc.
114.	Mount Kisco Transfer Station, Inc., a New York corporation
115.	MSW Energy Erie, LLC, a Delaware limited liability company By its Sole Member and Manager MWS Energy Holdings LLC
116.	MSW Energy Finance Co. II, Inc., a Delaware corporation

117.	MSW Energy Finance Co., Inc., a Delaware corporation
118.	MSW Energy Holdings II LLC, a Delaware limited liability company By its Sole Member and Manager Covanta ARC Holdings, Inc.
119.	MSW Energy Holdings LLC, a Delaware limited liability company By its Sole Member and Managing Member Covanta ARC Holdings, Inc.
120.	MSW Energy Hudson LLC, a Delaware limited liability company By its Sole Member MSW Energy Holdings LLC
121.	MSW I Sub, LLC, a Delaware limited liability company By its Sole Member Covanta ARC Holdings, LLC
122.	OPI Quezon, LLC, a Delaware limited liability company By its Sole Member Covanta Power International Holdings, Inc.
123.	Peabody Monofill Associates, Inc., a Massachusetts corporation
124.
Recycling Industries Transfer Station, LLC, a New York limited liability company
By its Sole Member and Manager Covanta 4Recovery, L.P. by its General Partner Covanta 4Recovery I, LLC and by its Limited Partners Covanta 4Recovery I, LLC and Covanta 4Recovery II, LLC

125.	SEMASS Partnership, a Massachusetts limited partnership By its Managing General Partner Covanta Company of SEMASS, L.P. By its Managing Partner Covanta SEMASS LLC
126.
TransRiver Philadelphia LLC, a Delaware limited liability company
By its Sole Member and Manager Covanta 4Recovery, L.P. by its General Partner Covanta 4Recovery I, LLC and by its Limited Partners Covanta 4Recovery I, LLC and Covanta 4Recovery II, LLC